United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

November 23, 2015 (November 20, 2015)

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas

New York, New York  10019

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

On November 20, 2015, Overseas Shipholding Group, Inc. (the “Company”) issued a press release announcing that its Board of Directors had declared a dividend of one-tenth of one share of Class A common stock for each share of Class A common stock and Class B common stock and applied for listing of its Class A common stock on the NYSE MKT. In connection with the stock dividend, in accordance with the terms of the outstanding warrants for the Company's Class A and Class B common stock, those warrants will be automatically adjusted so that exercising holders will be entitled to receive, upon exercise, additional shares of Class A common stock in respect of the stock dividend. A copy of the press release is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: November 23, 2015	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 20, 2015.